FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | JUNE 2019 www.fcpt.com 1 | FCPT | JUNE 2019

FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com. 2 | FCPT | JUNE 2019

AGENDA Company Overview and Business Update Page 3 Key Investor Highlights Page 8 Acquisition & Diversification Strategy Page 16 Appendix Page 24 3 | FCPT | JUNE 2019

OVERVIEW OF FCPT  Four Corners Property Trust (“FCPT”) is an investment grade rated REIT primarily engaged in the ownership, acquisition, and leasing of restaurant properties  FCPT’s portfolio consists of 6271 properties under long-term, net leases that are diversified by geography and brand; 420 of these properties are leased to Darden  FCPT began with five Darden-operated restaurant brands at spin-off and has since added 33 brands to its portfolio for a total of 38 brands  Portfolio tenancy is 76% investment grade with positive operating trends, fulsome public disclosure, and strong rent coverage  FCPT’s strategy is to grow and diversify the portfolio through acquisitions and sale-leasebacks  Low leverage and a flexible unsecured capital structure to support diversification  FCPT has a equity market capitalization of $2.0 billion and a total market capitalization of $2.6 billion2 ___________________ Figures as of 5/28/2019, unless otherwise noted 1. FCPT owns 627 properties as of 5/28/2019. 628 leases includes two dual tenant properties and excludes one vacant property. 2. Based on a share price of $28.99 as of 5/28/2019. 4 | FCPT | JUNE 2019

COMPANY UPDATE & MOMENTUM SINCE SPIN-OFF


Olive Garden
chili's
KFC
BURGER KING

FCPT Team and Portfolio Highlights

- Continue to build out acquisition, legal and accounting / finance teams
- Darden (Baa2/BBB/BBB; Enterprise value of $15.7 billion and 1,772 owned restaurants as of 5/20/19[1]) spin-off portfolio continues to perform well with EBITDAR to rent coverage increased from 4.2x to 5.0x
  - Darden outpacing performance / same-store sales growth of casual dining peers while maintaining low leverage
- Closed acquisitions of $485 million (216 restaurant properties) at an average 6.6% cap rate[2] since initiating acquisition activities in June 2016
- Grown the portfolio from 5 brands at spin-off to 38 national brands; Darden tenant concentration has decreased from 100% to 76%
- Sourced unique mall/shopping center portfolios of outparcel restaurants from Washington Prime, PREIT, and Brookfield amongst others
  - Low rent sites with strong brands and corporate operators
  - Currently replicating this strategy with other retail landlords
- Closed on largest acquisition to date with 48-property, $156 million Brinker International sale-leaseback transaction

Market Access & Capital Raising Highlights

- FCPT continues to trade with an attractive cost of capital
- Recycled capital accretively
  - Sold seven properties since October 2016 at a weighted average 4.9% cap rate for $62.7 million of proceeds, redeploying into new properties in 6.5%-7.0% cap rate range
- December 2016: Launched At-the-Market ("ATM") equity program
- January 2017: Obtained Investment Grade rating (Fitch: BBB-)
- June 2017: Issued debut $125 million Private Note offering
- September 2017: Recast and extended $650 million Term Loan and Credit Facility with reduced interest rates
- August 2018: Oversubscribed, inaugural secondary offering of 4.0 million shares for $101 million of gross proceeds
- December 2018: Issued $100 million Private Note offering
- December 2018: Extended $300 million of Term Loans to improve debt maturity laddering
- March 2019: Re-authorized ATM program for $210 million
  - Have utilized ATM equity program to raise approximately $102 million from Q4 2016 through April 2, 2019
  - Entered into a forward sales agreement in April 2019 for approximately $47 million of gross proceeds based on the initial forward price of $29.30

Note: Market data as of 5/28/2019 unless otherwise noted
1. Based on Darden (NYSE:DRI) public filings as of 3/21/2019
2. Publicly Announced Closed Acquisitions as of 5/28/2019

5 | FCPT | JUNE 2019

FCPT

TENANT EVOLUTION SINCE SPIN- OFF: SIGNIFICANT PROGRESS ON DIVERSIFYING TENANT BASE Brand Breakdown by Annual Base Rent +35.2% growth in annual base rent since spin1 3% 16% 13 units 8% 106 units 20% 53 units 104 units 6% 14 units 16% 74% 154 units 300 units 57% 301 units Initial Portfolio at Spin: FCPT Portfolio Today (5/28/19)1: 418 Properties 627 Properties Annual Base Rent of $94.4 million Annual Base Rent of $127.6 million1 100% Darden Exposure 76% Darden Exposure ___________________ 1. Represents current scheduled minimum contractual cash rent as of 5/28/2019. 6 | FCPT | JUNE 2019

HIGH QUALITY PORTFOLIO FCPT Portfolio Summary • 627 Properties Properties: • 76% Investment grade tenancy • 38 brands – 15 Casual, Family & Fine Dining / 23 Quick Service & Fast Casual Casual, • 45 states Geography: Family • Only Texas (12.3%) and Florida (11.2%) are above 10% of NOI & Fine Dining • 11.7 years Term Remaining: • Only 3.1% of NOI expiring before 2027 Contractual Rent $127.6 million (Cash): EBITDAR / Rent 4.6x1 Coverage: Quick Service & Fast Casual Annual Rent Average annual cash rent increases of ~1.5% through December 31, 2028 Escalation: Net leases with tenant typically responsible for repair and maintenance costs, Lease Structure: property tax, insurance and building restoration Predominantly individual leases to allow landlord flexibility ___________________ Note: Unless otherwise stated, figures are as of 5/28/2019. 1. Figure as of 3/31/2019 7 | FCPT | JUNE 2019

AGENDA Company Overview and Business Update Page 3 Key Investment Highlights Page 8 Acquisition & Diversification Strategy Page 16 Appendix Page 24 8 | FCPT | JUNE 2019

GEOGRAPHIC DIVERSIFICATION



- 627 Properties
- 45 States
- 38 Brands
- 4.2 mm sq ft



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
OH
GA
FL
SC
NC
VA
WV
PA
MD
DE
NJ
NY
VT
NH
ME
MA
CT
RI
Annualized Base Rent (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception

Acquired Brands

Figures as of 5/28/2019. Excludes six owned / ground leased restaurants in the Kerrow Restaurant Operating Business.

9 | FCPT | JUNE 2019

FCPT

BRAND DIVERSIFICATION FCPT Portfolio Brands Square Feet Square Feet Rank Brand Name Number (000s) % of ABR1 Rank Brand Name Number (000s) % of ABR1 1 Olive Garden 301 2,568 57.0% 16 Pizza Hut 6 15 0.3% 2 LongHorn Steakhouse 106 590 15.5% 17 Starbucks 4 9 0.3% 3 Chili's 53 293 8.4% 18 Wendy's 4 13 0.3% 4 Red Lobster 14 106 2.6% 19 Eddie V's 1 9 0.3% 5 Burger King 22 70 2.4% 20 Outback Steakhouse 2 12 0.2% 6 Bahama Breeze 9 84 2.3% 21 Steak N' Shake 3 11 0.2% 7 Bob Evans 16 88 2.0% 22 McDonald's 3 14 0.2% 8 Buffalo Wild Wings 13 83 1.9% 23 Texas Roadhouse 3 21 0.2% 9 KFC 20 57 1.3% 24 Popeyes 2 6 0.2% 10 Arby's 9 29 0.8% 25 Panera 2 11 0.1% 11 Taco Bell 8 20 0.6% Other2 14 51 1.1% 12 Seasons 52 2 18 0.6% 13 McAlister's Deli 4 15 0.5% 14 BJ's Restaurant 3 24 0.4% 15 Hardee's 4 12 0.4% Total Portfolio3 628 4,231 100% ___________________ 1. Represents current scheduled minimum contractual cash rent as of 5/28/2019. 2. Other includes leases from each of the following brands, in order of rent percentage: Zaxby’s, IHOP, Cheddar’s, Chick-Fil-A, Denny’s, Panda Express, Mod Pizza, Applebee’s, Noodle’s & Company, Del Taco, Sonic, Rally’s Hamburgers and Fazoli’s. 3. Represents total lease portfolio, excludes one vacant property. 10 | FCPT | JUNE 2019

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Base Rent1) 15.9% 2 99.9% occupied as of 5/28/2019 14.2% 13.5% 12.0% 11.7% 11.4% Weighted average lease term of 11.7 years 8.1% Less than 3.1% of rental income matures prior to 2027 3.1% 3.2% 2.4% 0.7% 0.7% 0.4% 0.4% 0.3% 0.4% 0.6% 0.5% 0.0% 0.2% 0.2% 0.1% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 ___________________ Note: Excludes renewal options. All Data as of 5/28/2019. 1. Annualized cash base rent is calculated using the scheduled minimum contractual rent. 2. Occupancy based on portfolio square footage. 11 | FCPT | JUNE 2019

SUMMARY CAPITALIZATION AND FINANCIALS 1 Capitalization1 Current Trading Metrics FCPT Current ($ million, except per share) Cash NOI ($ million, as of 3/31/2019) $126.8 Share price (3/31/2019) $29.60 Implied Cap Rate 4.9% Shares and OP units outstanding (millions)1 68.8 AFFO / share $1.36 Equity value $2,037 Price / AFFO Multiple 20.1x Debt: Annualized Dividend per share $1.15 Revolving credit facility $0 Dividend Yield 3.9% Bank term debt $400 Unsecured private notes $225 3 Peer Leverage Comparison: Net Debt / EBITDAre Total market capitalization ("TMC") $2,662 Less: Cash after dividends payable ($61) 6.7x Enterprise value ("EV") $2,600 5.8x 5.6x 5.7x 5.7x 1.0x 2 5.5x Adjusted EBITDAre $123 0.4x 4.6x 1.1x 4.7x 5.7x 1 Credit Metrics Current Net debt to enterprise value 21.7% Net debt to EBITDAre (Adjusted EBITDAre)2 4.6x FCPT O STOR ADC SRC NNN VER ___________________ 1. Capitalization represents FCPT financials as of 3/31/2019. 2. Represents Q1 2019 annualized results per Q1 2019 financial supplement. See definition of EBITDAre and Adjusted EBITDAre in the Q1 2019 financial supplemental. EBITDAre is a non-GAAP figure. 3. FCPT and peer information as of 3/31/2019. 12 | FCPT | JUNE 2019

FCPT’S PORTFOLIO COMPARES FAVORABLY ACROSS MAJOR METRICS Tenant EBITDAR/Rent Coverage % Investment Grade Tenants (1) 4.6x 76% 3.5x Peer Average: 2.9x 2.7x 2.8x 51% 52% 2.6x Peer Average: 47% 44% 41% N/A N/A N/A N/A ADC VEREIT STORE Spirit Realty National Retail FCPT STOR NNN VER SRC O ADC FCPT % Retail Properties Weighted Average Lease Term (In years) Other Retail % Rent Expiring Through 2023 27% 26% 25% 13% 16% 3% 2% Restaurants 100% 100% 100% Peer Average: 87% 90% 86% ~14 83% 63% 12.0 80% 11.4 77% 96% Peer Average: 10.5 yrs 67% 76% 100% 10.2 42% 9.7 9.2 8.7 21% 16% 13% 20% 10% 4% VER STOR O SRC ADC NNN FCPT VER O SRC ADC NNN STOR FCPT ___________________________ Note: FCPT and peer data from Company filings as of 3/31/2019. N/A means non-reported information. FCPT may define or calculate figures reported differently from peers, and as such FCPT and peer data may not be comparable. 1. FCPT classifies investment grade tenants as a tenant with at least one investment grade rating from Moody’s, S&P or Fitch. 13 | FCPT | JUNE 2019

FCPT DEBT MATURITY SCHEDULE Current Debt Maturity Schedule1 Staggered 5.3-year weighted average term for notes/bonds Undrawn Revolver Capacity 84% fixed rate debt Unsecured Term Loan 3.8% weighted average cash interest rate Unsecured Notes Full availability on $250mm revolver $250 $150 $150 $150 $100 $75 $50 $50 $50 $0 $0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 % of Total Debt 0% 0% 0% 24% 24% 24% 0% 8% 12% 8% Outstanding ___________________ Figures as of 5/28/2019. 14 | FCPT | JUNE 2019

FCPT CAPITALIZATION AND PORTFOLIO CREATE A STRONG PLATFORM FOR GROWTH  High quality portfolio of 627 properties diversified geographically and by concept across 45 states and 38 tenant brands  Stable rental stream, 100% anchored with service retail tenants and 76% investment grade tenancy with long-term lease-life of 11.7 years and strong 4.6x tenant rent coverage  Meaningful fixed increases in contractual annual base rent  Proof of concept in large addressable restaurant net lease market, with $485 million of acquisitions representing 216 properties since inception (July 2016) through 5/28/2019  Flexibility to close both small granular deals and large portfolio transactions  Strong credit profile with access to investment grade debt market and ample liquidity  Conservative financial position with 4.6x net leverage, amongst the lowest in net lease REIT sector  Experienced management and board in both real estate and restaurant industries ____________________ Figures as of 5/28/2019. 15 | FCPT | JUNE 2019

AGENDA Company Overview and Business Update Page 3 Key Investment Highlights Page 8 Acquisition & Diversification Strategy Page 16 Appendix Page 24 16 | FCPT | JUNE 2019

FCPT ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA


Olive Garden
chili's
KFC

Acquisition Philosophy

- Acquire nationally recognized branded restaurants that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between credit and real estate metrics
- Initial screening decisions are informed by a property scorecard based on these metrics, but investment decisions ultimately rely on thorough credit and property-level diligence

Credit Criteria (~50%):

- Guarantor credit
- Brand durability
- Store performance
- Rent-to-sales
- Lease term

Real Estate Criteria (~50%):

- Location
- Re-use potential
- Lease structure
- Absolute rent
- Rent growth



17 | FCPT | JUNE 2019

FCPT

INVESTMENT OPPORTUNITY SOURCING FCPT is principally building its acquisition pipeline through five channels: 1) Consolidating Franchisees: The franchisee industry is highly fragmented, but is undergoing consolidation and growth by top players. FCPT partners with large franchisees on real estate transactions as they grow their operations. 2) Mall and Shopping Center Outparcels: FCPT has announced several portfolio transactions with mall and shopping center REITs and continues to work on replicating this strategy. The added complexity and delayed closing timeframe for these deals gives FCPT an advantage over non-institutional investors. 3) Repeat Tenant Transaction: FCPT’s tenant base includes many strong franchisee and corporate operators. FCPT has endeavored to build strong relationships with its tenants, and, as a result, receives opportunities for off-market and repeat sale-leaseback transactions for many of these restaurant operators. 4) Fully Marketed Broker Sourcing: The investment team is in close contact with net lease brokers across the country and reviews marketed properties on a daily basis. Although there is strong competition in this market, FCPT is able to secure deals due to its strong reputation for timely execution. 5) Large Sale-Leaseback Transactions: These transactions are large in scale, but infrequently available. They typically have a competitive bidding process amongst institutional investors. Both the Brinker and Bob Evans sale-leaseback transactions are examples. 18 | FCPT | JUNE 2019

FOOD & BEVERAGE AMONG MOST E-COMMERCE RESILIENT RETAIL CATEGORIES US eCommerce Penetration by Retail Category (2019) 60% 51% 50% 39% 40% 32% 31% 30% 26% 21% 20% 10% 10% 4% 2% 0% Books, Music & Computer & Office Equipment Toys & Hobby Apparel & Furniture & Home Health, Personal Auto & Parts Food & Beverage Video Consumer & Supplies Accessories Furnishings Care & Beauty Electronics Online / digital sales penetration has remained low within restaurants ___________________ Source: Statista: E-commerce share of total retail revenue in the United States as of February 2019, by product category 19 | FCPT | JUNE 2019

CONSUMER FOOD SPENDING Consumers Spend More on Dining Than on Groceries $70 Grocery Stores Bars and Restaurants $60 $50 $40 $30 Total Sales Sales (Billions) Total Eat Out at Least Once Per Week: $20 Millenials 49% Gen X 43% Boomers 35% $10 $0 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 191 ___________________ Source: Marcus & Millichap Research Services, U.S. Census Bureau, “Outlook on the Millennial Consumer 2014” report, The Heartman Group, Pew Research, Morgan Stanley 1. Through April 2019. 20 | FCPT | JUNE 2019

VAST ADDRESSABLE MARKET WITHIN RESTAURANT INDUSTRY SUBSECTORS US GDP – $19.4 Trillion Consumption Investment Government $13.4T $3.2T $3.4T Net Exports Retail Sales -$0.6T $5.7T Restaurants (~9.4% of Retail Sales, $535bn) Quick Family Fine Quick Service & Fast Casual Casual Dining Casual / Buffet Dining $250bn $206bn $29bn $32bn $20bn Sand- Mex- Other Varied Mex- Sea- Hamburger Pizza Coffee Chicken Italian Asian Steak Other wich ican QSR Menu ican food $83bn $42bn $31bn $27bn $28bn $24bn $20bn $16bn $31bn $23bn $42bn $91bn $16bn $12bn FCPT Target          ~  ~    ~ ~ ___________________ Note: Data reflects estimated sales for each respective subsector or industry. Source: Technomic, Census Bureau, Bureau of Economic Analysis, Wall Street Research as of January 2019; all Data as of December 2017. 21 | FCPT | JUNE 2019

RAPID FRANCHISEE CONSOLIDATION CREATES REAL ESTATE OPPORTUNITIES IN RESTAURANT INDUSTRY Units Owned by the Top 200 Franchisees Average units per Top 200 Franchisees 141 28,109 7.3% CAGR 135 From 2011-2017 26,993 126 25,176 116 23,177 109 21,831 102 20,331 18,408 92 17,887 89 85 16,915 16,715 82 84 16,030 16,489 80 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 The franchisee industry is highly fragmented, but undergoing consolidation and growth by top players, presenting new partnership opportunities for FCPT ___________________ Source: Franchise Times: Restaurant 200 (August 2018) 22 | FCPT | JUNE 2019

FURTHER BRAND SELECTION CONSIDERATIONS SURROUND LONG-TERM CASH FLOW PROTECTION Brand Average Sales Volume ($000s) Casual $6,000 $10,495 Dining $5,000 Brands with mid-range sales have more Fast options for re-tenanting in case of vacancy Casual $4,000 Quick Service $3,000 $2,000 $1,000 $0 FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Source: Brand average sales per Nation’s Restaurant News Top 200 (2018 edition, uses 2017 sales volumes). 23 | FCPT | JUNE 2019

AGENDA Company Overview and Business Update Page 3 Key Investor Highlights Page 8 Acquisition & Diversification Strategy Page 16 Appendix Page 24 24 | FCPT | JUNE 2019

SELECT TRANSACTION OVERVIEW: WASHINGTON PRIME MALL OUTPARCEL PORTFOLIO



Olive Garden
chili's
KFC
BURGER KING

- On September 20, 2017, FCPT announced the planned acquisition of 41 restaurant properties from Washington Prime Group ("WPG") for a purchase price of approximately $67 million (6.7% initial cash yield) with a weighted average remaining 8-year lease term
  - Solid Centers with Attractive Anchors: ~83% of rent is from properties on out-lots to open-air properties or WPG's "Tier One Enclosed" malls
  - Unencumbered Sites: Outparcels to malls or shopping center locations are unencumbered by property level debt
  - Diverse Portfolio with Strong Demographics: 22 different restaurant brands across 12 states with strong population, traffic and household income demographics in line with the original Darden portfolio
  - Low Rents: Low rent properties / ground leases representing 4% rent-to-sales (assumes brand average sales when tenant financials unavailable)
  - Strong, Corporate Tenants: >80% of leases (by rent) are with the brand's corporate entity, with the remaining leased to established franchisees
- The first 30 properties / $47 million have closed and the majority of the remaining properties are expected to close in multiple tranches by the end of 2019



FCPT Current Portfolio
WPG Portfolio
United States

Portfolio and closed WPG properties as of 2/12/2019

22 Portfolio Brands

McDonald's, Checkers, Olive Garden, Panda Express, Chili's, Red Lobster, Taco Bell, Starbucks Coffee, IHOP, Chick-fil-A, Outback Steakhouse, Cheddar's Scratch Kitchen, Rally's, Buffalo Wild Wings, Panera Bread, Steak n Shake, BJ's Restaurant Brewhouse, Arby's, Wendy's, Texas Roadhouse, Burger King, White Castle

25 | FCPT | JUNE 2019

FCPT

SELECT TRANSACTION OVERVIEW: BRINKER SALE-LEASEBACK



Olive Garden
chili's
KFC

On August 8, 2018, FCPT acquired 46 Chili's properties for $149.8 million from Brinker International (NYSE: EAT) through a sale-leaseback transaction. Two additional properties closed on September 28, 2018 for $5.9 million, bringing the total transaction size up to 48 properties for $155.7 million.

Transaction Overview:

- Properties: 48 Chili's (all corporate-operated)
- Initial Rent: ~$9.9 million
- Rent Increases: 10% increase every 5 years during initial term
- Long Term Leases: 15-year initial term
- Corporate Operator / Guarantor: Brinker International (rated Ba1/BB+/BB+ by Moody's/S&P/Fitch)
- Diverse Geography: 15 states (primarily Florida and Texas) with western U.S. exposure
- Strong Rent Coverage: 3.9x EBITDAR / Rent Coverage[1]



United States
FCPT Current Portfolio
Brinker Portfolio

1. Based on company-provided restaurant level EBITDAR for the trailing 12 months ending March 2018. EBITDAR is 4-wall, which does not include an allocation of Brinker's corporate overhead expense.

26 | FCPT | JUNE 2019

FCPT

FOUR CORNERS PROPERTY TRUST NYSE: FCPT INVESTOR PRESENTATION | JUNE 2019 www.fcpt.com 27 | FCPT | JUNE 2019